                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                 14a-12

                                 CELLPOINT INC.
------------------------------------------------------------
      (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the
                        Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                 CELLPOINT INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 30, 1999

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CELLPOINT INC., a Nevada corporation, will be held at the Star Hotel, Aniaraplatsen 8, Sollentuna, Sweden on Tuesday, November 30, 1999, at 3:00 P.M., local time, for the following purposes:

    1. To elect six directors to serve until their respective successors are elected and qualified;

    2. To consider and vote upon a proposal to approve an amendment to the Company's Stock Incentive Plan;

    3. To ratify the appointment of BDO International AB as the Company's independent auditors; and

    4. To transact such other business as may be properly brought before the meeting and all adjournments thereof.

    Only stockholders of record at the close of business on October 4, 1999, will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

    THE BOARD OF DIRECTORS OF CELLPOINT INC. HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND THE MEETING IN PERSON. IN ANY EVENT, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY YOU HAVE SENT IN AND VOTE YOUR STOCK PERSONALLY.

                                          By Order of the Board of Directors,

                                          LYNN DUPLESSIS,
                                          Secretary

Sollentuna, Sweden
October 29, 1999

                                 CELLPOINT INC.
                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CellPoint Inc., a Nevada corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held at the Star Hotel, Aniaraplatsen 8, Sollentuna, Sweden on Tuesday,
November 30, 1999, at 3:00 P.M., local time, or at any adjournment or adjournments thereof. Only stockholders of record at the close of business on October 4, 1999, shall be entitled to notice of, and to vote at, the meeting. Shares represented by duly executed proxies received by the Company will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted as follows:

    - FOR the election as directors of persons who have been nominated by the Board of Directors;

    - FOR the approval of the amendment to the Company's Stock Incentive Plan;

    - FOR the ratification of BDO International AB as the Company's independent auditors; and

    - Otherwise in accordance with the judgment of the person or persons voting the proxies on any other matter that may properly be brought before the meeting.

    At this time, the Board of Directors knows of no other such matters that will be presented for consideration at the Annual Meeting. The execution of a proxy will in no way affect a stockholder's right to attend the Annual Meeting and to vote in person. Any proxy executed and returned by a stockholder in response to this Proxy Statement may be revoked at any time thereafter except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

    The election of directors requires a plurality of the votes cast. The proposal to adopt the amendment to the Company's Stock Incentive Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting on such proposal. The ratification of independent auditors requires the affirmative vote of a majority of the votes cast thereon. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "for" or "against" are included. Shares represented by proxies marked to withhold authority to vote, and shares represented by proxies that indicate that the broker or nominee stockholder thereof does not have discretionary authority to vote them, will be counted only to determine the existence of a quorum at the Annual Meeting.

    This Proxy Statement and the accompanying proxy are being sent on or about
October   , 1999, to stockholders entitled to vote at the Annual Meeting of
Stockholders. The cost of solicitation of the Company proxies will be borne by the Company. In addition to the use of the mails, proxy solicitations may be made by telephone, telecopier and personal interview by officers, directors and employees of the Company. However, all proxies granted in response to this Proxy Statement must be made in writing by signing the enclosed proxy card.

    The Company will, upon request, reimburse brokerage houses and persons holding shares in their names or in the names of their nominees for their reasonable expenses in sending soliciting material to their principals. The Company's executive offices are located at Sofielundsvagen 4, S-191 47, Sollentuna, Sweden. The Company's telephone number is 46-(0)8-544-90000.

                    VOTING SECURITIES AND SECURITY OWNERSHIP

    Only stockholders of record at the close of business on October 4, 1999, will be entitled to vote at the Annual Meeting of Stockholders and any adjournment thereof. At the close of business on October 4, 1999, there were outstanding 8,265,000 shares of Common Stock, $.001 par value, of the Company. Each of such shares is entitled to one vote. There was no other class of voting securities outstanding at that date.

    The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of October 4, 1999, by (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's officers and directors; and (iii) all officers and directors as a group. Unless otherwise noted below, each such person had sole voting and investment power over such shares.

NAME AND ADDRESS OF
BENEFICIAL OWNERS AND                                SHARES OF COMMON STOCK   PERCENT OF COMMON STOCK
DIRECTORS AND OFFICERS                                 BENEFICIALLY OWNED       BENEFICIALLY OWNED
----------------------                               ----------------------   -----------------------
5% BENEFICIAL OWNERS

Bank Ippa & Associates.............................         1,950,000(a)                23.6%
15 Boulevard de la Foire
L-1528 Luxembourg

Novel Electronic Systems & Technologies............           563,600                    6.8%
5 Duke of Edinburgh Ave
Port Louis, Mauritius

DIRECTORS AND EXECUTIVE OFFICERS

Lynn Duplessis.....................................         2,150,000(b)                25.6%
Saatrangsvagen 88
S-182 37
Danderyd, Sweden

Peter Henricsson...................................         2,150,000(c)                25.6%
Saatrangsvagen 88
S-182 37
Danderyd, Sweden

Mats Jonnerhag.....................................            25,390(d)                   *
Borsinsikt AB
Box 6044
S-192 06 Sollentuna
Sweden

Bengt Nordstrom....................................            50,000(e)                   *
Northstream AB
Sjoangsvagen 7
S-19172 Sollentuna
Sweden

Albert van Urk.....................................            75,000(f)                   *
1 Becker Street
Midrand
Waterfall Park
Ibhubezi House
Howick Close
Johannesburg, South Africa

NAME AND ADDRESS OF
BENEFICIAL OWNERS AND                                SHARES OF COMMON STOCK   PERCENT OF COMMON STOCK
DIRECTORS AND OFFICERS                                 BENEFICIALLY OWNED       BENEFICIALLY OWNED
----------------------                               ----------------------   -----------------------
Kjell Wallman......................................            25,000(g)                   *
Brahegatan 39
S-114 37 Stockholm
Sweden

Hadar Cars.........................................                 0(h)                   *
Vitsippsvagen 3
122 36 Saltsjobaden
Sweden

Officers and Directors as a Group
  (7 persons)......................................         2,325,390                   27.2%

------------------------

*   Less than 1%.

(a) Nominee for Novel Electronics Systems & Technologies.

(b) Includes: (1) options to acquire 75,000 shares, all of which are currently exercisable, (2) 1,500,000 shares owned by Peter Henricsson, Ms. Duplessis' husband, and (3) options to acquire 75,000 shares issued to Mr. Henricsson, all of which are currently exercisable.

(c) Includes: (1) options to acquire 75,000 shares, all of which are currently exercisable, (2) 500,000 shares owned by Lynn Duplessis, Mr. Henricsson's wife; and (3) options to acquire 75,000 shares issued to Ms. Duplessis, all of which are currently exercisable.

(d) Includes (1)16,500 shares held by Borsinsikt AB, of which Mr. Jonnerhag is a 66% stockholder (owning 10,890 shares), and (2) options to acquire 25,000 shares, of which 8,500 are currently exercisable.

(e) Mr. Nordstrom has options to acquire 50,000 shares, of which 35,000 are currently exercisable.

(f) Mr. van Urk has options to acquire 75,000 shares, all of which are currently exercisable.

(g) Mr. Wallman has options to acquire 25,000 shares, all of which are currently exercisable.

(h) Mr. Cars has options to acquire 100,000 shares, none of which is currently exercisable.

    For the purpose of the foregoing table, each of the directors and executive officers is deemed to be the beneficial owner of shares which may be acquired by him or her within 60 days through the exercise of options, if any, and such shares are deemed to be outstanding for the purpose of computing the percentage of the Company's Common Stock beneficially owned by him or her and by the directors and executive officers as a group. Such shares, however, are not deemed to be outstanding for the purpose of computing the percentage of the Company's Common Stock beneficially owned by any other person.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS
                MANAGEMENT RECOMMENDS THAT YOU VOTE IN FAVOR OF
                 THE NOMINEES NAMED TO THE BOARD OF DIRECTORS.

    Six directors are to be elected at the Meeting for terms of one year each and until their successors shall be elected and qualified. It is intended that votes will be cast pursuant to such proxy for the election of the six persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld. Each of the nominees is currently serving as a director of the Company. In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors.

    DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST AT THE MEETING.

    The following table sets forth information concerning each person nominated to serve as a director of the Company:

    LYNN DUPLESSIS, 39, has been Corporate Vice President and Secretary, Treasurer and director of the Company since its formation in 1997. She has 18 years of experience in the information technology field. Ms. Duplessis has been employed by Minerva Technology Inc, Vancouver, British Columbia, (1996), director of industry solutions with The Capstan Group, Vancouver, British Columbia, (1992-1993), and was employed in marketing, management and systems engineering by IBM Canada Ltd., Vancouver, British Columbia and Toronto, Ontario, Canada (1981-1992). She is also a director of CellPoint Systems S.A.
(Pty) Ltd. ("CellPoint SA") and a director of CellPoint Systems AB ("CellPoint AB"), wholly-owned subsidiaries of the Company. Ms. Duplessis is married to Peter Henricsson, a director and the President of the Company.

    PETER HENRICSSON, 47, has been President, Chief Executive Officer, and director of the Company since its formation in 1997. He has over 20 years of experience in executive management, international marketing, venture capital, consulting and financing, with both multinational corporations and emerging companies. Mr. Henricsson has been President of Iform Sverige AB of Sweden, (1996-1997), owner of HIM Inc. (Henricsson International Marketing), Vancouver, British Columbia, (1991-1996), senior vice president with Allied Environmental, Vancouver, British Columbia, (1986-1991), and manager at Atlas Copco MCT AB, Stockholm, Sweden, Hong Kong and Indonesia (1980-1986). He is also a director of CellPoint SA and Chairman of the Board and a director of CellPoint AB.
Mr. Henricsson is married to Lynn Duplessis, a director and Secretary and Treasurer of the Company.

    MATS JONNERHAG, 45, has been a director of the Company since December 1998. Mr. Jonnerhag is the founder and majority owner of Borsinsikt AB. He founded Borsinsikt in 1982 and has more than 20 years of experience with the Swedish stock market. Borsinsikt publishes a weekly stock market newsletter. Subsidiary operations include Borsinsikt Broker, which is a brokerage company, and Borsinsikt BorsData AB, which markets analysis software developed in-house and other research products.

    BENGT NORDSTROM, 42, has been a director of the Company since
September 1998. He was the Chief Technology Officer and Executive Director of SmarTone Telecommunications Ltd., a cellular network operator in Hong Kong, until January 1999. He is now the President and Senior Partner of Northstream AB of Sweden, a GSM consulting company specializing in data over GSM.
Mr. Nordstrom is a member of the Executive Committee of the GSM MoU association which represents the interests of 369 GSM and satellite network operators around the world. He was with SmarTone from 1993 to

1998, and was previously with Comviq GSM AB from 1989 - 1993 and with Ericsson Telecom AB from 1983 - 1989.

    ALBERT VAN URK, 32, is co-founder of Wasp International (Pty) Ltd. of South Africa and has been a director of the Company since January 1999. He is a director and Vice President of Technology for CellPoint Systems AB. He is also a director of CellPoint Systems AB and CellPoint SA, wholly-owned subsidiaries of the Company. He had been the Director of Research and Development of Wasp International from 1993 to 1999. Mr. van Urk is a director of Wasp SA (Pty) Ltd. ("Wasp SA"). He led the development of the CellPoint GSM positioning technology and is responsible for research and development activities for all aspects of the core GSM positioning technology. He continues to be the leader in directing enhancements and further development of the technology.

    KJELL WALLMAN, 66, has been a director of the Company since January 1999. He had been a partner with Mannheimer Swartling Advokatbyra (law firm) since 1990 and retired in January 1999. He continues to consult to Mannheimer on corporate law matters. He was also a partner with Carl Swartling Advokatbyra from 1974-1990, and a partner with Weltter & Swartling Advokatbyra from 1968-1974.

    Mr. Henricsson and Ms. Duplessis are husband and wife. Otherwise, none of the directors has any family relationship with any other director or with any executive officer of the Company.

    The Company has no reason to believe that the nominees will be unable or unwilling to serve as directors, if elected. If, however, the nominees should decline or be unable to act as directors, the shares represented by the enclosed proxy will be voted for such other person or persons as may be nominated by the Board of Directors.

COMMITTEES AND MEETINGS

    The Board of Directors has a standing Audit Committee. The Audit Committee reviews the proposed scope of audit and non-audit services and the fees proposed to be charged for such services, reviews the reports and receives comments and recommendations from the Company's internal audit function and the Company's independent auditors following completion of the annual audit, and reviews with such auditors and management the Company's accounting policies and the adequacy of the Company's internal accounting controls. The Audit Committee also deals with special matters relating to the Company's accounting practices and financial statements brought to its attention by the Company's internal auditors, management or the Company's independent auditors. The Company formed the Audit Committee in September 1999 after which it met one time.

    The Board of Directors held four meetings during the Company's fiscal year ended June 30, 1999. Otherwise, the Board of Directors acted by unanimous written consent.

COMPENSATION OF DIRECTORS

    The directors of the Company do not receive annual compensation for their services. Messrs. Henricsson and van Urk and Ms. Duplessis are compensated for their services to the Company or its subsidiaries in their capacities as respective officers of the Company or its subsidiaries, and not as directors of the Company.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

    The following table shows compensation for services rendered to the Company during the fiscal years ended June 30, 1999, 1998 and 1997, respectively, by the Chief Executive Officer. Each executive officer serves under the authority of the Board of Directors. No other executive officer of the Company received cash compensation that exceeded $100,000 during the fiscal years ended June 30, 1999, 1998 and 1997. Therefore, pursuant to Item 402 of Regulation S-B, only compensation for the Chief Executive Officer is included in the table. Directors who are also employees of the Company receive no extra compensation for their service on the Board of Directors of the Company.

                           SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION                      LONG-TERM COMPENSATION
                               ---------------------------------------------   ----------------------------------
                                                                                       AWARDS            PAYOUTS
                                                                               -----------------------   --------
                                                                                            SECURITIES
                                                                   OTHER       RESTRICTED   UNDERLYING
NAME AND                                                           ANNUAL        STOCK       OPTIONS/      LTIP      ALL OTHER
PRINCIPAL                       FISCAL     SALARY     BONUS     COMPENSATION    AWARD(S)     SARS(1)     PAYOUTS    COMPENSATION
POSITION                         YEAR       ($)        ($)          ($)           ($)          (#)         ($)          ($)
---------                      --------   --------   --------   ------------   ----------   ----------   --------   ------------
Peter Henricsson,............    1999     $71,000      -0-          -0-            -0-            -0-      -0-          -0-
President and CEO                1998     $35,500      -0-          -0-            -0-       75,000/0      -0-          -0-
                                 1997         -0-      -0-          -0-            -0-            -0-      -0-          -0-

EMPLOYMENT CONTRACTS

    The Company has employment agreements with its executive officers: Peter Henricsson, Lynn Duplessis, Albert van Urk and Hadar Cars.

    The Company has an agreement with Mr. Henricsson pursuant to which Mr. Henricsson now receives a base salary of $108,000 per year. Such employment agreement is for a term of two years, subject to automatic renewals and certain rights of termination as specified therein. Mr. Henricsson is entitled to one year's severance if his employment is terminated in certain circumstances. In addition, if Mr.Henricsson's employment is terminated within 12 months following a "change of control", Mr. Henricsson shall be entitled to receive his base salary for three years following such termination, and all then non-exercisable options shall become vested.

    The Company has an agreement with Ms. Duplessis pursuant to which Ms. Duplessis receives a base salary of $96,000 per year. Such employment agreement is for a term of two years, subject to automatic renewals and certain rights of termination as specified therein. Ms. Duplessis is entitled to one year's severance if her employment is terminated in certain circumstances. In addition, if Ms. Duplessis' employment is terminated within 12 months following a "change of control", Ms. Duplessis shall be entitled to receive her base salary for three years following such termination, and all then non-exercisable options shall become vested.

    CellPoint SA has an agreement with Mr. van Urk pursuant to which Mr. van Urk receives a base salary of U.S.$82,000 per year). Such employment agreement is for a term of two years, subject to automatic renewals and certain rights of termination as specified therein.

    The Company has an agreement with Mr. Cars pursuant to which Mr. Cars receives a base salary of 65,000 Swedish Crowns per month (approximately U.S.$95,000 per year). Such employment agreement is for a term of two years, subject to automatic renewals and certain rights of termination as specified therein. Mr. Cars is entitled to one year's severance if his employment is terminated in certain circumstances.

    The Company has no set bonus policy. Bonuses may be awarded by the independent directors of the Board. There is no bonus plan currently under discussion or in place with the Company. The Board has established a salary review committee consisting of two independent directors and the Chairman of the Board, plus an alternate director where the Chairman's compensation is concerned. This Compensation Committee will review salaries for all staff. The directors of the Company do not receive salaries for being directors but do have options in the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

STOCK INCENTIVE PLAN

    In 1998, the Board of Directors of the Company adopted a stock incentive plan (the "Plan"). Pursuant to the provisions of the Plan, 1,000,000 shares of the Company's Common Stock are reserved for issuance upon exercise of options. The Plan is designed to retain qualified and competent officers, employees, and directors of the Company.

    The Company's Board of Directors, or a committee thereof, shall administer the Plan and is authorized, in its sole and absolute discretion, to grant options thereunder to all eligible employees of the Company, including officers and directors (whether or not employees) of the Company. Options will be granted pursuant to the provisions of the Plan on such terms and at such prices as determined by the Company's Board of Directors. The exercise price will not be lower than the closing price on the date the options are issued, or if such prices are not available, at the fair market value as determined by the Board of Directors. Options granted under the Plan will be exercisable after the period specified in the option agreement. Options granted under the Plan will not be exercisable after the expiration of ten years from the date of grant. The Plan will also authorize the Company to make loans to optionees to enable them to exercise their options. At present, options with respect to all 1,000,000 shares available under the Plan have been granted and none have been exercised. The Board of Directors has approved an amendment to increase the number of shares of Common Stock eligible for option warrants under the Plan by 500,000 shares, and such amendment is being submitted to the stockholders for their approval in this Proxy Statement.

              OPTION/SAR GRANTS IN FISCAL YEAR ENDED JUNE 30, 1999

                                              INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------------------------
                                   NUMBER OF SECURITIES
                                        UNDERLYING
                                     OPTIONS/SARS(1)          PERCENT OF TOTAL       EXERCISE OR
                                         GRANTED          OPTIONS/SARS GRANTED TO    BASE PRICE    EXPIRATION
NAME                                       (#)            EMPLOYEES IN FISCAL YEAR     ($/SH)         DATE
----                               --------------------   ------------------------   -----------   ----------
Peter Henricsson,................          -0-                      -0-                     --            --
President and Chief Executive
Officer

------------------------

(1) To date, the Company has issued no SARs.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

    The following table sets forth as to each person named in the Summary Compensation Table the specified information with respect to option exercises during fiscal 1999 and the status of their options at the end of fiscal 1999.

                                                                                       VALUE OF UNEXERCISED
                                                       NUMBER OF UNEXERCISED             IN-THE-MONEY(3)
                            NUMBER OF                  OPTIONS/SARS AT FISCAL            OPTIONS/SARS AT
                             SHARES       VALUE               YEAR-END                FISCAL YEAR-END ($)(4)
                           ACQUIRED ON   REALIZED   ----------------------------   ----------------------------
NAME                        EXERCISE      ($)(1)    EXERCISABLE   NONEXERCISABLE   EXERCISABLE   NONEXERCISABLE
----                       -----------   --------   -----------   --------------   -----------   --------------
Peter Henricsson.........          --         --    50,000(2)       25,000(2)       $112,500        $56,250

------------------------

(1) The "value realized" represents the difference between the exercise price of the option shares and the market price of the option shares on the date the option was exercised. The value realized was determined without considering any taxes which may become payable in respect of the sale of any such shares.

(2) Excludes options owned by Lynn Duplessis, Mr. Henricsson's wife.
    Ms. Duplessis owns an aggregate of 75,000 options, of which 50,000 options were exercisable at the end of the fiscal year ended June 30, 1999.

(3) "In-the-money" options are options whose exercise price was less than the market price of Common Stock at June 30, 1999.

(4) Based on a stock price of $5.00 per share, which was the closing price of a share of Common Stock reported on the Nasdaq Electronic Bulletin Board on June 30, 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Since the formation of the Company, Peter Henricsson and Lynn Duplessis, directors and executive officers of the Company, have made interest-free loans to the Company to fund its cash needs. During the fiscal year ended June 30, 1997, Mr. Henricsson and Ms. Duplessis paid all of the Company's operating expenses in the amount of $40,100. During the Company's fiscal year ended
June 30, 1998, they extended loans which ranged from a low of $40,000 to a maximum of $180,000 outstanding at any one time. A portion of these loans was also used to fund the initial payment made to Wasp International in connection with the acquisition of the technology. At June 30, 1998, the outstanding amount of the indebtedness of the Company to Mr. Henricsson and Ms. Duplessis was $150,000. The Company repays portions of these loans as and when it has sufficient excess cash to do so. At no time, has interest been charged on the outstanding loans. The above loans were repaid in full in November 1998.

    In addition, Henricsson and Duplessis have loaned the Company an aggregate of $300,000 in June and July 1999. Interest of 5% will be charged on the outstanding balance of this loan.

    Upon the organization of the Company in 1997, Mr. Henricsson and Ms. Duplessis invested $1,500 and $500, respectively, in consideration of which, the Company issued to them 1,500,000 shares and 500,000 shares of Common Stock, respectively. These investments were made when the Company had no assets and no operations.

    In connection with the Company's offering of Common Stock at US $4.00 per share pursuant to Regulation S under the Securities Act, the Company paid a commission of 5% of the purchase price per share to Mats Jonnerhag, a director of the Company, and Borsinsikt A.B., a company in which Jonnerhag is a 66% stockholder. Mr. Jonnerhag and Borsinsikt placed a total of 260,000 shares, and together they received a total commission of US$52,000.

    Effective February 1999, the Company amended and restated its agreements with Wasp International and Novel Electronics Systems & Technologies ("Novel") in connection with the Company's acquisition of the CellPoint System technology. The Company has issued, in May 1998, 1,950,000 shares of the Company's Common Stock as part of the consideration for the license for the technology, and the option to acquire the technology, originally granted to the Company in May 1998. Such shares were applied to the consideration payable to Novel for the acquisition of the technology by the Company when such agreements were amended and restated effective as of February 1999. In addition, as part of the February 1999 agreements, the Company issued to Novel an additional 75,000 shares of Common Stock because, in accordance with the Company's agreement with Novel, for the twenty trading days immediately prior to September 30, 1999, the average trading price of the Company's Common Stock was less than $16.00 per share. If the market value of the foregoing 75,000 shares is less than $750,000 on December 31, 1999, the Company is further obligated to pay to Novel an amount equal to the difference between the market value of such shares and $750,000.

    As part of the February 1999 transaction the Company acquired 10% of the outstanding equity of Wasp SA. Mr. van Urk, a director of the Company is also a director and shareholder of Wasp SA. From time to time, the Company may purchase from Wasp SA certain hardware for the implementation of the CellPoint System. To date, the amounts paid to Wasp SA for such hardware have not been material. The Company believes that its equipment purchases from Wasp SA have been and will continue to be on terms comparable to those available to unaffiliated third parties.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own beneficially more than ten percent of the Company's outstanding Common Stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and other securities of the Company on Forms 3, 4 and 5, and to furnish the Company with copies of all such forms they file. The Company's directors and officers inadvertently filed their Initial Statements of Beneficial Ownership of Securities on Form 3 more than ten days after the Company first became subject to the reporting requirements of the Securities Exchange Act of 1934.

                                 PROPOSAL NO. 2
                      PROPOSAL TO APPROVE THE AMENDMENT TO
                         THE 1998 STOCK INCENTIVE PLAN

GENERAL

    In February 1998, the Board of Directors of the Company established the 1998 Stock Incentive Plan (the "Plan") and authorized 1,000,000 shares of Common Stock for issuance thereunder. The Plan was approved by the stockholders of the Company at the annual meeting of stockholders held in January 1999. As of July 1, 1999, all 1,000,000 shares authorized under the Plan were subject to options that had been granted. In September 1999, the Board of Directors approved an amendment to the Plan to increase the number of shares of Common Stock that may be issued under the Plan by 500,000 shares. This amendment is now being submitted to the stockholders for approval.

    The Board of Directors recommends approval of the amendment. The purpose of the Plan is to aid the Company in attracting, retaining and motivating employees, officers and directors of the Company by providing them with incentives for making significant contributions to the growth and profitability of the Company. The amendment, if approved, would increase the total number of shares authorized for issuance under the Plan to 1,500,000. The Board of Directors believes that the additional share reserve is necessary to permit the Company to make available competitive long-term incentives for Plan participants to improve the Company's performance and thereby create stockholder value.

    Set forth below is a brief description of the principal features of the Plan.

    Officers, key employees and directors who are also officers or employees of the Company or its subsidiaries who have been designated as eligible to receive awards under the Plan who have been so designated are eligible to participate in the Plan. Key employees are those employees who hold positions of responsibility or whose performance, in the judgment of the board, can have a significant effect on the growth and profitability of the Company. The number of persons who would currently be eligible to participate in the Plan is approximately 34. The Plan contains similar eligibility requirements, but does not limit participation therein to directors who are also officers or employees of the Company.

    The Plan authorizes the Company to grant stock options, both incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended) and non-qualified stock options, SARs and awards payable in stock, restricted stock or cash. The Plan provides for these awards, except awards in cash and, in addition, provides for the award of limited stock appreciation rights. All of such awards may be granted singly, in combination or in tandem, or in substitution for awards granted previously under the Plan or any other plan of the Company. The payment or exercise of any awards, including stock options, under the Plan may be conditioned on the satisfaction of various criteria, such as the achievement of specific business objectives, attainment of growth rates and other comparable measurements of the Company's performance. It is expected that, while types of awards referred to above may be made from time to time, the Company will grant principally stock options under the Plan. The Plan terminates on February 2, 2008.

    As of July 1, 1999, there were 1,000,000 options in the aggregate outstanding under the Plan, which constitutes all of the currently eligible shares under the Plan. The aggregate number of shares of Common Stock which may be the subject of awards to any one participant may not exceed 150,000 shares in any fiscal year of the Company. Shares related to awards (or portions thereof) that are forfeited, canceled or terminated, expire unexercised, are surrendered in exchange for other awards, or are settled in cash in lieu of shares or in any other manner such that shares covered by an award are not and will not be issued, will be restored to the total number of shares available for issuance pursuant to awards granted under the Plan.

    The Plan provides that, in the event of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event, proportional adjustments will be made in (a) the number of shares of the Company's Common Stock (i) reserved for issuance under the Plan, (ii) available for options or other awards and available for issuance pursuant to options, or upon which SARs may be based, for individual participants and (iii) covered by outstanding awards, (b) the prices related to outstanding awards, and (c) the appropriate fair market value and other price determinations for such awards. In addition, equitable adjustments will be made in the event of any other change affecting the Company's Common Stock or any distribution (other than normal cash dividends) to stockholders of the Company.

    The Plan provides that it shall be administered by the board of directors of the Company, or a committee of the board. Under the Plan, the board has the sole authority, among other things, to grant awards; determine the term, conditions and limitations of awards; establish rules, procedures, regulations and guidelines relating to the Plan generally and to interpret the Plan and award agreements entered into pursuant to the Plan.

    Generally, a participant in the Plan may exercise or receive payment of an award only while employed by or associated with the Company or a subsidiary of the Company, except that, under some circumstances, and subject to restrictions and limitations imposed by the board, the board may permit exercise by, or payment to, participants who have retired or become disabled, or who otherwise have had their employment or association terminated. In addition, if a participant dies while still employed or associated with the Company or a subsidiary thereof, the estate, and heirs or beneficiaries of the deceased participant may, subject to restrictions and limitations imposed by the board, exercise or receive payment in respect of awards held by the participant at the time of death. The Plan has similar requirements; however, in the event of the death, disability or retirement of a participant, such participant or his estate or representative may exercise options (to the extent they have become exercisable at the date the participant's association with the Company ended) for a specified period of time after such date. In general, awards granted under the Plan are not assignable or transferable by a participant, except under the limited circumstances contemplated by the Plan.

    The exercise price of an option granted under the Plan will be not less than the fair market value of the Company's Common Stock on the date of grant, as determined by the board at the time of grant. The Plan contains similar requirements, except in the event of certain specified circumstances when the exercise price must be higher. The exercise price of an option must be paid in full in cash at the time of exercise, or, if permitted by the board, may be paid in whole or in part by the delivery of shares, the delivery of a promissory note or by any other means acceptable to the board of directors.

    Stock options granted under the Plan may be subject to acceleration of exercisability or vesting in the event of a change in control of the Company, as set forth in agreements between the Company and certain of its officers and directors which provide for certain protections and benefits in the event of a change in control (as defined in such agreements) or as may otherwise be determined by the board under and in accordance with the terms and conditions of the Plan.

    The Plan may not, without the approval of the stockholders as set forth therein, be amended to (i) materially increase the aggregate number of shares of the Company's Common Stock that may be issued under the Plan as described above,
(ii) materially increase the benefits accruing to participants (except that the limit on the aggregate number of shares that may be issued to any individual participant during any fiscal year pursuant to option, or which are used as a basis of SARs, may not be amended at all without the approval of stockholders) or (iii) materially modify the eligibility requirements of the Plan. The Plan may not be changed in such a way as to alter, impair, amend, modify, suspend or terminate any rights of a participant or any obligations of the Company under any award theretofore granted in any manner adverse to such participant without the consent of such participant.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

    Upon exercising a SAR or a non-qualified stock option, the participant must recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the exercise date. At such time, the Company will receive a deduction for the same amount (assuming the applicable requirements of Section 162(m) of the United States Internal Revenue Code of 1986, as amended, have been met).

    With respect to other awards granted under the Plan that are settled in cash or stock that is either transferable or not subject to a substantial risk of forfeiture, the participant must recognize ordinary income in an amount equal to the cash or the fair market value of the shares received, when received. The Company will receive a deduction for the same amount, provided that, at the time the income is recognized, the participant either is not a covered employee or does not have total compensation in excess of $1,000,000 for the year of recognition (other than compensation that otherwise meets the requirements of Section 162(m) of the United States Internal Revenue Code of 1986, as amended). With respect to other awards granted under the Plan that are settled in stock that is subject to restrictions as to transferability and subject to a substantial risk of forfeiture, the participant must recognize ordinary income in an amount equal to the fair market value of the shares received on the date the shares first become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. At such time, the Company will receive a deduction for the same amount, subject to the proviso set forth above in this paragraph.

    The tax treatment upon disposition of shares acquired under the Plan will depend on how long the shares have been held. In the case of shares acquired through exercise of a stock option, the tax treatment will also depend on whether or not the shares were acquired by exercising an incentive stock option rather than a non-qualified stock option. There will be no tax consequences to the Company upon the disposition of shares acquired under the Plan except that the Company may receive a deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding period has been satisfied. The above is the Company's own interpretation of the situation, and each party should get their own individual tax counsel for verification as the Company's interpretation does not constitute tax advice.

RECOMMENDATION

    The Board of Directors has adopted, and recommends that the stockholders approve, the amendment to the Plan increasing the total number of shares that may be issued under the Plan by 500,000. The Board of Directors of the Company believes that it is in the best interests of the Company and its stockholders, in the current competitive business environment, that the amendment to the Plan be approved, so that the Company can continue to attract, retain and motivate key employees to make significant contributions to the Company. The Plan, as amended, will permit certain stock-based incentive compensation to be tailored to support corporate and business objectives and allow the Company to respond to competitive compensation practices.

    Approval requires the affirmative vote of a majority of the votes cast at the meeting, in person or by proxy, on such proposal.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO THE PLAN.

                                 PROPOSAL NO. 3
                      RATIFICATION OF INDEPENDENT AUDITORS

    The Board of Directors of the Company has appointed the firm of BDO International AB ("BDO") as its independent auditors for the fiscal year ending June 30, 2000. While it is not required to do so, the Company is submitting the appointment of BDO to the stockholders for ratification. BDO has been serving the Company in this capacity since January 1999. BDO has audited the Company's financial statements for the fiscal years ended June 30, 1999 and June 30, 1998. A representative from BDO will be present at the Meeting and will be given the opportunity to make a statement if the representative desires to do so. The representative is expected to be available to respond to appropriate questions. If the appointment of BDO is not ratified by the stockholders of the Company, the Board of Directors will reconsider the appointment of BDO.

    The Board of Directors intends that the appointment of the independent auditors be ratified by a majority of the votes cast.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

    In order for a stockholder proposal to be eligible for inclusion in the Company's proxy material relating to its 2000 Annual Meeting it must be in writing and received by the Secretary of the Company prior to July 1, 2000. Stockholders wishing to bring any matter before a meeting should consult the Company's Bylaws with respect to any applicable notice or other procedural requirements.

                                 ANNUAL REPORT

    All stockholders of record on October 4, 1999, have been sent, or are concurrently being sent, a copy of the Company's 1999 Annual Report, which contains certified financial statements of the Company for the fiscal year ended June 30, 1999.

    ANY PERSON WHO WAS A STOCKHOLDER OF THE COMPANY AT THE CLOSE OF BUSINESS ON OCTOBER 4, 1999, MAY OBTAIN ADDITIONAL COPIES OF THE COMPANY'S 1999 ANNUAL REPORT, WITHOUT CHARGE, BY WRITTEN REQUEST TO THE COMPANY, SOFIELUNDSVAGEN 4, S-191 47, SOLLENTUNA, SWEDEN, ATTENTION: INVESTOR RELATIONS.

                                  ACCOUNTANTS

    The Company's independent auditors, selected by the Board of Directors, are BDO International AB, certified public accountants. BDO International AB has served as the Company's auditors since January 1999.

    Representatives of BDO expected to be present at the Annual Meeting of Stockholders, and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions at the meeting.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the Company knows of no matter other than those set forth herein which will be presented for consideration at the Annual Meeting of Stockholders. If any other matter or matters are properly brought before the meeting or any adjournment thereof, it is the intention of the person named in the accompanying proxy to vote, or otherwise act, on such matters in accordance with his judgment.

                                  LYNN DUPLESSIS,
                                  Secretary

Sollentuna, Sweden
October 29, 1999

                                 CELLPOINT INC.
            PROXY--ANNUAL MEETING OF STOCKHOLDERS--NOVEMBER 30, 1999
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned, a stockholder of CELLPOINT INC., a Nevada corporation (the "Company"), does hereby appoint PETER HENRICSSON and LYNN DUPLESSIS, and each of them, the true and lawful attorneys and proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote, as designated below, all of the shares of stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Star Hotel, Aniaraplatsen 8, Sollentuna, Sweden, on November 30, 1999, at 3:00 p.m., local time, and at any adjournment or adjournments thereof.

/X/ Please mark votes as in this example

    UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES AND "FOR"
                               PROPOSALS 2 AND 3.
1.  ELECTION OF DIRECTORS
NOMINEES: Lynn Duplessis, Peter Henricsson, Mats Jonnerhag, Bengt Nordstrom, Albert van Urk, Kjell Wallman

       / /  FOR ALL NOMINEES              / /  WITHHELD FROM ALL NOMINEES
For, except vote withheld from the following nominee(s): / /  __________________
2.  PROPOSAL TO APPROVE THE AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN.
            / /  FOR            / /  AGAINST            / /  ABSTAIN

3.  PROPOSAL TO RATIFY INDEPENDENT AUDITORS.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4. TO VOTE WITH DISCRETIONARY AUTHORITY WITH RESPECT TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.

    The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. All of said proxies or their substitutes who shall be present and act at the meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated October 29, 1999, and a copy of the Annual Report for the fiscal year ended June 30, 1999.

                                                / /  MARK HERE FOR ADDRESS
                                                     CHANGE AND INDICATE CHANGE:

                                                Signature:___________  Date_____
                                                Signature:___________  Date_____

                                                NOTE:  Your signature should
                                                appear the same as your name
                                                appears hereon. In signing as
                                                attorney, executor,
                                                administrator, trustee or
                                                guardian, please indicate the
                                                capacity in which signing. When
                                                signing as joint tenants, all
                                                parties in the joint tenancy
                                                must sign. When a proxy is given
                                                by a corporation, it should be
                                                signed by an authorized officer
                                                and the corporate seal affixed.
                                                No postage is required if
                                                returned in the enclosed
                                                envelope and mailed in the
                                                United States.